Supplement to the
Fidelity® Corporate Bond ETF
December 30, 2022
Summary Prospectus

The following principal investment strategy is effective until the close of business on January 4, 2023. After that date, the policy stated within the "Fund Summary" section is effective.

  Normally investing at least 80% of assets in investment-grade corporate bonds and other corporate debt securities and repurchase agreements for those securities.

T12-SUSTK-1222-102 1.9887761.102	December 30, 2022